UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

9 Executive Park Drive, Suite B, Clifton Park, NY 12065
(Address of principal executive offices) (Zip code)

John B. Walthausen Walthausen Funds 9 Executive Park Drive, Suite B, Clifton Park, NY 12065 (Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

ANNUAL REPORT January 31, 2009

Walthausen Small Cap Value Fund Annual Report January 31, 2009

Dear Fellow Shareholders,

The year 2008 was one for the record books. As the year progressed, the contagion of the issues relating to sub-prime lending and exotic securities spread throughout the world's financial systems, causing a dramatic slowdown in global economies. The impact was severe on both the equity and fixed income markets despite dramatic interventions by many governments.

It is with little pleasure that we report the Walthausen Small Cap Value Fund's (the “Fund”) performance in its first fiscal year of operation. From its inception on February 1, 2008, to the end of the fiscal year (January 31, 2009), the Fund lost 29.50% of its value. As disappointing as that was on an absolute return basis, it is worth noting that the Fund did better than its benchmark, the Russell 2000 Value Index, which declined an even greater 36.47% over the same period. Other broad indices, including the large cap Russell 1000 (down 39.04%), did even more poorly.

Our analysis of relative performance suggests that we were able to select stocks that performed better than most. This was achieved by populating the portfolio with companies which, by and large, had strong balance sheets, conservative, bottom-line oriented managements, and products that were in reasonable demand from their customers. In the industrial sector, which was an area of emphasis, we generated some solid returns by taking advantage of the volatility in the marketplace. In the consumer discretionary sector, we focused on companies where we believed consumer demand for the companies’ products and services would be slower to abate. Finally, in financials, we worked hard to find banks with strong regional franchises in areas of the country where real estate inflation had only been moderate. Again, conservative managements and solid balance sheets were a key determinant in selection.

In terms of negative impact on performance, a few commodity producers in the materials sector, despite good execution, suffered from falling prices and difficulties derived from volatile material prices. The negative impact on earnings in such cases was rapid.

As we look into this New Year, we find investors, individual and professional, uncertain and fearful. A look at the broad market index, the S&P 500, tells us that, based on 10 year annualized total returns, on average, few investment managers have made money in equities over that period. Nonetheless, we are optimistic. The basis for this optimism is that returns are a function of valuations, and currently prices on many stocks have fallen to very low levels of valuation by any measure. At the same time, managements are reducing their exposure to riskier new projects. Historically, where valuations are low and sentiment is very negative, we believe that outsized returns become a real possibility. We are also encouraged by what we believe are signs that credit may be thawing, and that strong companies are increasingly able to obtain financing. In spite of much uncertainty, we look forward to better times.

Sincerely,

John B. Walthausen CFA

2009 Annual Report 1

WALTHAUSEN SMALL CAP VALUE FUND

PERFORMANCE INFORMATION (Unaudited)

1/31/09 NAV $7.05

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED JANUARY 31, 2009

Since
Inception(A)
Walthausen Small Cap Value Fund	-29.50%
Russel 2000® Value Index(B)	-36.47%

(A)Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2009 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND

WALTHAUSEN SMALL CAP VALUE FUND by Sectors (Unaudited) (as a percentage of Net Assets)

* Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investement advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2009 Annual Report 3

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2008 to
	August 1, 2008	January 31, 2009	January 31, 2009

Actual	$1,000.00	$682.48	$6.13

Hypothetical	$1,000.00	$1,017.85	$7.35
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2009 Annual Report 4

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2009
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Aircraft & Parts
8,250	Hawk Corp. Class A *	$ 140,085	1.67%
Canned, Frozen & Preserved Fruit and Vegetables
5,450	Corn Products International Inc.	126,167	1.51%
Chemicals & Allied Products
6,750	Arch Chemicals Inc.	151,268
21,755	Solutia Inc. *	85,062
		236,330	2.83%
Computer Peripheral Equipment
11,537	Astro-Med Inc.	80,644	0.96%
Crude Petroleum & Natural Gas
1,030	Whiting Petroleum Corp. *	29,870	0.36%
Drilling Oil & Gas Wells
4,815	Atwood Oceanics Inc. *	80,170	0.96%
Electrical Industrial Apparatus
8,630	Woodward Governor Co.	177,519	2.12%
Electronic Components & Accessories
72,795	Vishay Intertechnology Inc. *	215,473	2.58%
Electronic Components, NEC
54,240	Hutchinson Technology Inc. *	171,941	2.06%
Fire, Marine & Casualty Insurance
445	Alleghany Corp. *	121,231
5,000	Specialty Underwriters Alliance Inc. *	16,150
		137,381	1.64%
Food & Kindred Products
7,055	Flowers Foods Inc.	151,612	1.81%
Games, Toys & Children's Vehicles
8,600	JAKKS Pacific Inc. *	157,724	1.89%
Greeting Cards
12,165	CSS Industries Inc.	184,543	2.21%
Hospital & Medical Service Plans
11,050	Molina Healthcare Inc. *	193,817	2.32%
Industrial Instruments For Measue Display and Controll
1,820	K-Tron International, Inc. *	130,512	1.56%
Industrial Organic Chemicals
5,500	Sensient Technologies Corp.	118,250	1.41%
Insurance Agents, Brokers & Services
9,520	eHealth, Inc *	131,566	1.57%
Insurance Carriers, NEC
18,970	Hallmark Financial Services Inc. *	146,828	1.76%
Investment Advice
3,668	Virtus Investment Partners, Inc. *	22,228	0.27%
Life Insurance
9,030	FBL Financial Group Inc.	93,099
96,380	Phoenix Companies Inc.	168,665
		261,764	3.13%
Machine Tools, Metal Cutting Types
33,350	Thermadyne Holdings Corp. *	116,725	1.40%
Metal Forgings & Stampings
12,630	Ladish Co. Inc. *	143,603	1.72%
Miscellaneous Electrical Machinery, Equipment & Sales
3,290	Ultralife Corp. *	26,353	0.32%
Mortgage Bankers & Loan Correspondents
13,925	Ocwen Financial Corp. *	123,932	1.48%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 5

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2009
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
National Commercial Banks
4,960	FirstMerit Corp.	$ 80,203
6,125	First Midwest Bancorp Inc.	61,250
2,880	Suffolk Bancorp	87,869
		229,322	2.74%
Paper Mills
80,100	KapStone Paper and Packaging Co. *	143,379	1.71%
Plastic Materials, Synth Resin
16,300	Hexcel Corp. *	135,127	1.62%
Pulp Mills
73,700	Mercer International Inc. (Canada) *	94,336	1.13%
Pumps & Pumping Equipment
7,400	Robbins & Myers Inc.	127,946	1.53%
Refrigeration & Service Industries
8,325	Standex International Corp.	127,789	1.53%
Retail - Drug Stores and Proprietary Stores
5,750	PetMed Express Inc. *	83,030	0.99%
Retail - Retail Stores, NEC
26,900	Sally Beauty Holdings Inc. *	127,237	1.52%
Retail - Variety Stores
8,975	Big Lots Inc. *	120,714
5,475	Family Dollar Stores Inc.	152,041
		272,755	3.26%
Rolling Drawing & Extruding of Nonferrous Metals
8,755	RTI International Metals Inc. *	116,529	1.39%
Savings Institution, Federally Chartered
5,100	United Financial Bancorp	69,921	0.84%
Search, Detection, Navagation, Aeronoautical Systems
10,490	LaBarge Inc. *	116,124	1.39%
Services - Automotive Repair, Services & Parking
5,500	Monro Muffler Brake Inc.	133,485	1.60%
Services - Business Services NEC
10,180	ATC Technology Corporation *	132,849
14,800	CBIZ Inc. *	120,324
		253,173	3.03%
Services - Computer Processing & Data Preperation
9,135	CSG Systems International Inc. *	132,458	1.58%
Services - Computer Programming, Data Processing, Etc.
29,800	United Online Inc.	182,376	2.18%
Services - Educational Services
9,700	Nobel Learning Communities Inc. *	130,950
9,360	Universal Technical Institute Inc. *	164,081
		295,031	3.53%
Services-Equipment Rental & Leasing, NEC
7,990	McGrath Rentcorp	167,550	2.00%
Services-Help Supply Services
18,665	CDI Corp.	200,089	2.39%
Services - Hospitals
12,505	Rehabcare Group Inc. *	174,445	2.09%
Services - Management Consulting
28,570	Information Services Group, Inc. *	91,424	1.09%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 6

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2009
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Services - Membership Organizations
21,940	Interval Leisure Group, Inc. *	$ 109,919	1.31%
Services - Prepackaged Software
11,075	Vital Images Inc. *	125,258	1.50%
State Commercial Banks
6,580	Bryn Mawr Bank Corp.	122,256
1,345	First Financial Bankshares Inc.	59,705
6,225	TrustCo Bank Corp. NY	41,708
21,000	Sterling Bancshares Inc.	116,760
6,000	Virginia Commerce Bancorp Inc.	25,020
		365,449	4.36%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
15,715	Commercial Metals Co.	180,723	2.16%
Textile Mill Products
5,900	Hill-Rom Holdings, Inc.	83,072	0.99%
Telephone Communications (No Radio Telephone)
12,526	D&E Communications Inc.	87,933
6,950	Telephone & Data Systems Inc.	212,044
		299,977	3.58%
Textile Mill Products
41,535	Lydall Inc. *	153,264	1.83%
Water Transportation
6,700	Kirby Corporation *	160,666	1.92%
Wholesale - Apparel, Piece Goods
25,950	Delta Apparel Inc. *	98,610	1.18%
Wholesale - Durable Goods
3,000	School Specialty Inc. *	49,500	0.59%
Wood Household Furniture (No Upholstered)
4,900	Ethan Allen Interiors Inc.	55,811	0.67%
Total for Common Stock (Cost $10,226,815)		$ 8,260,812	98.76%
WARRANTS
Paper Mills
39,400	KapStone Paper and Packaging Co. * (expires 8-15-2009)	$ 2,364
	exercise price @ 5.00
Total for Warrants (Cost $69,371)		2,364	0.03%
CASH EQUIVALENTS
149,300	Huntington US Treasury Money Market Fund Cl A 2.00% ***	149,300	1.78%
Total for Cash Equivalents (Cost $149,300)
Total Investment Securities		8,412,476	100.57%
	(Cost $10,445,486)
Liabilities In Excess of Other Assets		(47,756)	-0.57%
Net Assets		$ 8,364,720	100.00%

* Non-Income Producing Securities. *** Variable rate security; the yield rate shown represents the rate at January 31, 2009. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 7

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2009

Assets:
Investment Securities at Market Value	$ 8,412,476
(Cost $10,445,486)
Dividend Receivable	296
Interest Receivable	21
Receivable for Securities Sold	2,553
Total Assets	8,415,346
Liabilities:
Payable to Advisor for Service Fees (Note 3)	3,409
Payable to Advisor for Management Fees (Note 3)	7,576
Payable for Securities Purchased	39,641
Total Liabilities	50,626
Net Assets	$ 8,364,720

Net Assets Consist of:
Paid In Capital (Note 4)	$ 10,910,822
Accumulated Realized Loss on Investments - Net	(513,092)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(2,033,010)
Net Assets, for 1,186,527 Shares Outstanding	$ 8,364,720
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($8,364,720/1,186,527 shares)	$ 7.05
Redemption Price Per Share ($7.05 * 0.98) (Note 2)	$ 6.91

Statement of Operations
For the year ended January 31, 2009

Investment Income:
Dividends	$ 77,250
Interest	1,717
Total Investment Income	78,967
Expenses:
Service Fees (Note 3)	28,019
Management Fees (Note 3)	67,991
Total Expenses	96,010

Net Investment Loss	(17,043)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(513,092)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,033,010)
Net Realized and Unrealized Loss on Investments	(2,546,102)

Net Decrease in Net Assets from Operations	$ (2,563,145)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 8

Walthausen Small Cap Value Fund

Statement of Changes in Net Assets
2/1/2008*
to
1/31/2009
From Operations:
Net Investment Loss	$ (17,043)
Net Realized Loss on Investments	(513,092)
Change in Net Unrealized Depreciation	(2,033,010)
Decrease in Net Assets from Operations	(2,563,145)
From Distributions to Shareholders:
Net Investment Income	-
Net Realized Gain from Security Transactions	-
Change in Net Assets from Distributions	-
From Capital Share Transactions:
Proceeds From Sale of Shares	11,013,513
Proceeds From Redemption Fees (Note 2)	206
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	(185,854)
Net Increase (Decrease) from Shareholder Activity	10,827,865

Net Increase (Decrease) in Net Assets	8,264,720

Net Assets at Beginning of Period	100,000
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $0)	$ 8,364,720

Share Transactions:
Issued	1,196,623
Reinvested	-
Redeemed	(20,096)
Net Increase in Shares	1,176,527
Shares Outstanding Beginning of Period	10,000
Shares Outstanding End of Period	1,186,527

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2008*
to
1/31/2009
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Loss **	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	(2.93)
Total from Investment Operations	(2.95)

Distributions (From Net Investment Income)	-
Distributions (From Realized Capital Gains)	-
Total Distributions	-

Net Asset Value -
End of Period	$ 7.05
Total Return ***	(29.50)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	8,365
Ratio of Expenses to Average Net Assets	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.27%
Portfolio Turnover Rate	133.28%

* Commencement of Operations.
** Per share amounts were calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

NOTES TO FINANCIAL STATEMENTS WALTHAUSEN SMALL CAP VALUE FUND January 31, 2009

1.) ORGANIZATION:
Walthausen Small Cap Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on January 14, 2008. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. At present, the Fund is the only series authorized by the Trust. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" (“SFAS No. 157”) effective February 1, 2008 (commencement of operations). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to

2009 Annual Report 10

Notes to the Financial Statements - continued

measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund's assets carried at fair value:

Investments
Valuation Inputs	in Securities
Level 1- Quoted Prices	$ 8,412,476
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$ 8,412,476

The Fund did not hold any Level 3 assets during the year ended January 31, 2009.

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Effective February 1, 2008 (commencement of operations), the Fund adopted FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes,” FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination. FIN 48 is applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the fiscal year ended January 31, 2009, the Fund did not have any liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2009, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2009, proceeds from redemption fees amounted to $206.

2009 Annual Report 11

Notes to the Financial Statements - continued

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund. For the fiscal year ended January 31, 2009, $17,043 was reclassified from net investment loss to paid in capital.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific indentification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.25% of the average daily net assets of the Fund from February 1, 2008 through July 31, 2008. Effective August 1, 2008, the Advisor modified the Management Agreement to reduce its management fee to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary or non-recurring expenses. For its services, the Advisor receives a service fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended January 31, 2009, the Advisor earned management fees totaling $67,991, of which $7,576 was due to the Advisor at January 31, 2009. For the same period, the Advisor earned service fees of $28,019, of which $3,409 was due to the Advisor at January 31, 2009.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $800 plus travel and related expenses for the fiscal year ended January 31, 2009. Under the Management Agreement, the Advisor pays these fees.

4.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at January 31, 2009 was $10,910,822 representing 1,186,527 shares outstanding.

2009 Annual Report 12

Notes to the Financial Statements - continued

5.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $19,467,612 and $8,658,335, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

6.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at January 31, 2009 was $10,838,937. At January 31, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$388,894	($2,815,355)	($2,426,461)

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2009, Bruce Barth held, in aggregate, 34.93% of the shares of the Fund, and therefore may be deemed to control the Fund.

8.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the fiscal year ended January 31, 2009.

As of January 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$ 0
Undistributed long-term accumulated losses	(119,641)
Unrealized appreciation	(2,426,461)
$(2,546,102)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of wash sales and post-October losses. The Fund elected to defer post-October losses in the amount of $243,219.

9.) CAPITAL LOSS CARRYFORWARD
At January 31, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $119,641 which expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2009 Annual Report 13

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2009 Annual Report 14

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2009 Annual Report 15

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Walthausen Funds (the "Trust"), comprising the Walthausen Small Cap Value Fund as of January 31, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the year ended January 31, 2009. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2009 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walthausen Funds, comprising the Walthausen Small Cap Value Fund, as of January 31, 2009, the results of its operations, the changes in its net assets, and its financial highlights for the year ended January 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio March 20, 2009

2009 Annual Report 16

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	1	None
Age: 63	and Trustee		Co., LLC 9/1/07 to Present. Portfolio
Manager, Paradigm Capital
Management 1994 to 2007.

Mark L. Hodge	Secretary,	Since 2008	Chief Compliance Officer,	N/A	N/A
Age: 50	Treasurer		Walthausen & Co., LLC, 2007 to
	and Chief		Present. V.P. Institutional Equity
	Compliance		Sales, C. L. King & Associates, 2001
	Officer		to 2007.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios Directorships
and Age	with the	Time Served	During	Overseen By	Held By
	Trust		Past 5 Years	Trustee	Trustee

Kenneth V. Crane(3)	Independent	Since 2008	Retired.	1	None
Age: 75	Trustee

Edward A. LaVarnway	Independent	Since 2008	Executive Director, Fredric	1	None
Age: 57	Trustee		Remington Art Museum, 8/15/05 to
Present. Sr. VP Research & Trading,
C.L. King & associates, 9/11/00 to
6/30/05.

Clara K. Wentland	Independent	Since 2008	Member of Mental Health Services	1	Ronald
Age: 59	Trustee		Council of New York State 3/31/04 to		McDonald
			3/31/08.		Charities of
Albany, NY

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.
(3) Effective February 24, 2009 Mr. Crane has resigned as Independent Trustee to the Walthausen Funds.

     The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2009 Annual Report 17

Board of Trustees
Kenneth V. Crane
Edward A. LaVarnway
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND

9 Executive Park Drive, Suite B Clifton Park, NY 12065

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

FYE 5/31/07
Audit Fees	$14,250
Audit-Related Fees	$600
Tax Fees	$2,000
All Other Fees	$900

Nature of Audit Fees: includes $2,000 for the Seed Audit, $250 Out of Pocket fees and $12,000 Audit Fees. Nature of Audit-Related Fees: Consent Fee.

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/07
Registrant	$2,900
Registrant’s Investment Adviser	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/ John B. Walthausen John B. Walthausen President

Date: April 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John B. Walthausen John B. Walthausen President

Date: April 1, 2009

By: /s/ Mark L. Hodge Mark L. Hodge Chief Financial Officer

   Date:     April 1, 2009